Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE TRUST
International Focus Portfolio
Global Small Cap Portfolio
Emerging Markets Portfolio
(each a "Portfolio" and collectively, the "Portfolios")

The following information supersedes certain information in the Portfolios' Prospectuses and Statement of Additional Information.

On or about May 1, 2009, each Portfolio's investment strategy will change to a "flexible 130/30" strategy whereby each Portfolio generally will hold (i) long positions, either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) short positions, either directly or through derivatives, in an amount up to approximately 30% of its net assets.

Under the new investment strategy, each of the Portfolios will seek to outperform the MSCI EAFE Index (the "Benchmark"). The Benchmark is designed to measure the performance of equities in developed markets outside of North America, which include Europe, Australasia (Australia & New Zealand) and the Far East.

Each of the Portfolios will change their current investment approach to an approach that uses quantitative portfolio management techniques. Each Portfolio's portfolio manager will select securities for the Portfolio using proprietary quantitative models, which are designed to:

•  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum.

•  identify stocks that are likely to suffer declines in price if market conditions deteriorate and either limit the Portfolio's overall long exposure or increase the Portfolio's overall short exposure to such low quality stocks.

•  help determine the Portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

Using the new investment strategy, each Portfolio's portfolio manager will apply the proprietary quantitative models to companies that are represented in the Benchmark, as well as other companies that it deems to have similar characteristics to the companies included in the Benchmark. Each Portfolio normally will be managed by both overweighting and underweighting and selling short securities relative to the Benchmark, using the proprietary quantitative models discussed above and based on the expected return and the risks associated with individual securities considered relative to the Portfolio as a whole, among other characteristics. In general, each Portfolio will seek to maintain investment attributes that are similar to those of the Benchmark, and intends to limit its divergence from the Benchmark in terms of market, industry and sector exposures. Each Portfolio may invest in equity securities without regard to market capitalization.

As stated above, each Portfolio will hold long and short positions in varying amounts. Each Portfolio intends to maintain an approximate net 100% long exposure to the equity market (i.e., long market value minus short market value). The long and short positions held by each Portfolio may vary over time depending on the relative performance of the Portfolio's securities selections and the availability of attractive investment opportunities. In times of unusual or adverse market, economic or political conditions, a Portfolio's long positions may be closer to 100% and/or its short positions may be closer to 0% of its net assets.

The new investment strategy will subject each Portfolio to additional principal risks, including short sales risk. Short sales are transactions in which a Portfolio sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio's loss on a short sale could theoretically be unlimited in a case where the Portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential Portfolio losses. The use by a Portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that a Portfolio's long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Portfolio. In addition, a Portfolio's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Portfolio.

In conjunction with the change of investment strategy, the investment goal of the Global Small Cap Portfolio and the Emerging Markets Portfolio will change to an investment goal that seeks long-term capital appreciation. The current investment goal of the International Focus Portfolio is to seek long-term capital appreciation, and therefore will not change.

Additionally, as a result of the change of investment strategy, each Portfolio's name will change as set out in the table below.

Current Name	New Name
International Focus Portfolio	International Equity Flex I Portfolio
Global Small Cap Portfolio	International Equity Flex II Portfolio
Emerging Markets Portfolio	International Equity Flex III Portfolio

The term "Flex" in each Portfolio's name refers to the ability of the Portfolio to vary from 100% to 130% its long positions and to vary from 0% to 30% its short positions, based on market conditions. While each Portfolio intends to utilize short exposure, under certain conditions, it may be entirely long. In a traditional fund that does not permit short sales of securities, the fund's adviser can at most assign a zero weighting to securities that the adviser expects to underperform. With respect to each Portfolio, however, the Portfolio's portfolio manager may actually sell securities short that it views as likely to decline in value or underperform. Additionally, the ability of each Portfolio to sell securities short generally enables the Portfolio to invest in additional securities as long positions while normally keeping the overall net exposure to the market the same as a traditional long-only strategy.

In addition to "Short Sales Risk" (described above), the additional principal risks related to the "flexible 130/30" strategy are:

Derivatives Risk Derivatives, such as options, forwards, futures and swap agreements, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The portfolio may also use derivatives for leverage. The portfolio's use of derivative instruments involves risk different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as correlation risk, liquidity risk, interest-rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leveraging Risk If the portfolio uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the portfolio has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the portfolio. The net asset value of the portfolio when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Model Risk The portfolio bears the risk that the proprietary quantitative models used by the portfolio manager will not be successful in identifying securities that will help the portfolio achieve its investment objectives, causing the portfolio to underperform its benchmark or other funds with a similar investment objective.

Small Companies Risk Small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

Special-Situation Companies Risk "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

This change in strategy is part of a review of the ongoing viability of the Portfolios. At its May meeting, the Board of Trustees of Credit Suisse Trust intends to consider the consolidation of the Portfolios into a single Portfolio, assuming each Portfolio has sufficient assets at such time to justify the consolidation with the other Portfolios. The Board may decide to not approve consolidation of the Portfolios in favor of another alternative. Consolidation of the Portfolios may benefit one or more Portfolios by resulting in a single larger fund that could benefit from economies of scale. Any consolidation of the Portfolios would be subject to shareholder approval.

Dated: February 24, 2009	16-0209 TREMK-PRO TRGSC-PRO TRINT-PRO 2009-005